United States
             Securities and Exchange Commission
                    Washington, DC  20549


                          FORM 8-K


                       Current Report
             Pursuant to Section 13 or 15(D) of
             the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 17, 1998
                                                  (March 17, 1998)



Commission file number:  United Stationers Inc.:  0-10653




                   UNITED STATIONERS INC.
   (Exact name of Registrant as specified in its charter)





United Stationers Inc.:         Delaware                    36-3141189
                       (State or other jurisdiction of   (IRS Employer
                       incorporation or organization)    Identification No.)





                     2200 East Golf Road
              Des Plaines, Illinois 60016-1267
                       (847) 699-5000


(Address, including zip code and telephone number, including area code, of registrant's executive offices)



                   United Stationers Inc.




Item 5.   Other Events

Roy W. Haley has been elected to the board of directors of United Stationers Inc., effective immediately.

Roy  Haley  is the current president and chief  executive
officer  of  WESCO  Distribution, Inc.,  a  $2.6  billion
distributor  of  electrical products to industrial  users
and  contractors.  Prior to joining WESCO, he  served  as
president and chief operating officer of American General
Corporation,   one  of  the  nation's  largest   consumer
financial services organizations.

Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 United Stationers Inc.



Dated:     March 17, 1998        By:  /s/ Daniel H. Bushell
                                     Daniel H. Bushell
                                     Executive Vice President and
                                     Chief Financial Officer